Income Taxes	12 Months Ended
Mar. 31, 2013
Income Taxes

(11) Income Taxes

Total income tax expense (benefit) for each of the years in the three-year period ended March 31, 2013 are allocated as follows:

	Yen (millions)
	2011	2012	2013
Income from continuing operations	¥206,827	¥135,735	¥178,976
Other comprehensive income (loss) (note 15)	(4,869)	(20,701)	252

	¥201,958	¥115,034	¥179,228

Income (loss) before income taxes and equity in income of affiliates by Japanese and foreign source for each of the years in the three-year period ended March 31, 2013 consisted of the following:

	Yen (millions)
	2011	2012	2013
Income (loss) before income taxes
Japanese	¥115,740	¥(125,787)	¥50,450
Foreign	514,808	383,190	438,441

	¥630,548	¥257,403	¥488,891

Income tax expense (benefit) for each of the years in the three-year period ended March 31, 2013 consisted of the following:

	Yen (millions)
	2011	2012	2013
Income taxes
Current
Japanese	¥(52,701)	¥8,136	¥(3,666)
Foreign	129,348	77,938	129,390

	¥76,647	¥86,074	¥125,724

Deferred
Japanese	¥22,324	¥(26,071)	¥21,977
Foreign	107,856	75,732	31,275

	¥130,180	¥49,661	¥53,252

Total
Japanese	¥(30,377)	¥(17,935)	¥18,311
Foreign	237,204	153,670	160,665

	¥206,827	¥135,735	¥178,976

The statutory income tax rate in Japan for the years ended March 31, 2011, 2012 and 2013 was 40.0%, 40.0% and 37.9%, respectively. The foreign subsidiaries are subject to taxes based on income at rates ranging from 16.0% to 38.0%.

The effective income tax rate for Honda for each of the years in the three-year period ended March 31, 2013 differs from the Japanese statutory income tax rate for the following reasons:

	2011	2012	2013
Statutory income tax rate	40.0%	40.0%	37.9%
Recognition of valuation allowance	2.3	7.2	2.2
Difference in statutory tax rates of foreign subsidiaries	(6.2)	(12.2)	(6.7)
Reversal of valuation allowance	(0.7)	(1.8)	(1.5)
Research and development credit	(0.3)	(0.6)	(0.7)
Dividend and royalty income from subsidiaries and affiliates, net of foreign tax credit	6.1	9.8	4.4
Undistributed earnings of subsidiaries and affiliates	2.8	2.7	1.8
Other adjustments relating to prior years	—	0.4	(1.5)
Adjustments for unrecognized tax benefits	(10.3)	(1.1)	0.2
Adjustments for the change in income tax laws*	—	8.3	0.5
Other	(0.9)	0.0	0.0

Effective tax rate	32.8%	52.7%	36.6%

*

On November 30, 2011, the National Diet of Japan approved the laws for amendments to previous income tax laws. Upon the change in the laws, the statutory income tax rate in Japan for the year ended March 31, 2013 was changed to 37.9%. The tax rate will be changed to 35.1% for fiscal years beginning on or after April 1, 2015. Thus, the Company and its Japanese subsidiaries re-measured deferred tax assets and liabilities as of the enactment date based on the new tax rates to be applied in the fiscal years in which temporary differences are expected to be recovered or settled. As a result, net deferred tax assets decreased ¥16,072 million, and income tax expenses increased ¥16,072 million, as of the enactment date of the laws. This impact is included in Adjustments for the change in income tax laws for the year ended March 31, 2012. The impact for the year ended March 31, 2013 is not material.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at March 31, 2012 and 2013 are presented below:

	Yen (millions)
	2012	2013
Deferred tax assets:
Inventories	¥28,371	¥28,122
Allowance for dealers and customers	79,075	87,224
Accrued bonus	28,408	32,380
Property, plant and equipment	54,330	65,397
Operating loss carryforwards	145,140	138,559
Pension and other postretirement benefits*	217,531	229,102
Other	161,107	166,894

Total gross deferred tax assets	713,962	747,678
Less valuation allowance	69,092	81,007

Net deferred tax assets	644,870	666,671

Deferred tax liabilities:
Inventories	(11,044)	(16,575)
Prepaid pension expenses	(19,586)	(12,274)
Property, plant and equipment, excluding lease transactions	(65,774)	(80,103)
Direct financing lease transactions	(17,942)	(23,580)
Operating lease transactions	(525,865)	(623,535)
Undistributed earnings of subsidiaries and affiliates	(91,241)	(89,126)
Net unrealized gains on available-for-sale securities	(21,218)	(27,042)
Other	(42,673)	(51,727)

Total gross deferred tax liabilities	(795,343)	(923,962)

Net deferred tax asset (liability)	¥(150,473)	¥(257,291)

Deferred income tax assets and liabilities at March 31, 2012 and 2013 are reflected in the consolidated balance sheets under the following captions:

	Yen (millions)
	2012	2013
Current assets-Deferred income taxes	¥188,755	¥234,075
Other assets*	188,586	127,248
Other current liabilities	(1,515)	(2,735)
Other liabilities	(526,299)	(615,879)

Net deferred tax asset (liability)	¥(150,473)	¥(257,291)

*	The amount at March 31, 2012 has been corrected from the amount previously disclosed, see note 1(w).

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income over the periods in which those temporary differences become deductible and operating loss carryforwards utilized. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods for which the deferred tax assets are deductible, management believes it is more likely than not that Honda will realize the benefits of these deductible differences and operating loss carryforwards, net of the existing valuation allowances at March 31, 2012 and 2013. The amount of the deferred tax asset considered realizable, however, could be significantly reduced in the near term if estimates of future taxable income during the carryforward period are reduced due to further changes in the economic environment surrounding Honda, effects by market conditions, effects of currency fluctuations or other factors. For the years ended March 31, 2011, 2012 and 2013, the changes in the valuation allowance for deferred tax assets are as follows:

	Yen (millions)
	2011	2012	2013
Balance at beginning of year	¥53,410	¥65,479	¥69,092
Additions	14,265	18,665	10,741
Deductions	(4,118)	(4,651)	(7,347)
Effect of exchange rate changes and others	1,922	(10,401)	8,521

Balance at end of year	¥65,479	¥69,092	¥81,007

The valuation allowance primarily relates to deferred tax assets associated with net operating loss and tax credit carryforwards.

At March 31, 2013, Honda has operating loss and tax credit carryforwards for income tax purposes of ¥408,716 million and ¥13,292 million, respectively, which are available to offset future taxable income and income taxes, if any. Periods available to offset future taxable income and income taxes vary in each tax jurisdiction and range from one year to an indefinite period as follows:

Yen (millions)
Operating loss carryforwards:
Within 1 year	¥1,456
1 to 5 years	3,431
5 to 20 years	316,602
Indefinite periods	87,227

¥408,716

Yen (millions)
Tax credit carryforwards:
Within 1 year	¥79
1 to 5 years	717
5 to 20 years	11,793
Indefinite periods	703

¥13,292

At March 31, 2012 and 2013, Honda did not recognize deferred tax liabilities of ¥99,483 million and ¥140,691 million, respectively, for certain portions of the undistributed earnings of the Company’s foreign subsidiaries and foreign corporate joint ventures because such portions were considered indefinitely reinvested. Deferred tax liabilities will be recognized when Honda expects that will realize those undistributed earnings in a taxable manner, such as through receipt of dividends or sale of the investment. At March 31, 2012 and 2013, the undistributed earnings not subject to deferred tax liabilities were ¥3,858,508 million and ¥4,133,175 million, respectively.

Honda’s unrecognized tax benefits totaled ¥46,265 million, ¥43,627 million and ¥39,151 million at March 31, 2011, 2012 and 2013, respectively. Of these amounts, the amounts that would impact Honda’s effective income tax rate, if recognized, are ¥41,264 million, ¥32,460 million and ¥37,012 million in fiscal years 2011, 2012 and 2013, respectively.

Recognized interest and penalties, net included in income tax expense for the years ended March 31, 2011, 2012 and 2013 were ¥6,050 million benefit, ¥513 million benefit and ¥764 million loss, respectively. Honda had recorded approximately ¥2,121 million and ¥3,292 million for accrued interest and accrued penalties at March 31, 2012 and 2013, respectively. Reconciliations of the beginning and ending amount of unrecognized tax benefits for the years ended March 31 are as follows:

	Yen (millions)
	2011	2012	2013
Balance at beginning of year	¥109,473	¥46,265	¥43,627
Additions for tax positions related to the current year	12,338	2,910	—
Additions for tax positions of prior years	7,280	4,538	687
Reductions for tax positions of prior years*	(71,519)	(1,217)	(7,855)
Settlements*	(9,191)	(1,688)	—
Reductions for statute of limitations	(8)	(6,894)	—
Effect of exchange rate changes	(2,108)	(287)	2,692

Balance at end of year	¥46,265	¥43,627	¥39,151

*	Due to mutual negotiated agreements regarding transfer pricing matters of overseas transactions between the Company and foreign affiliates, the Company has decreased a portion of unrecognized tax benefits during the year ended March 31, 2011.

Tax liabilities associated with uncertain tax positions are primarily classified as other noncurrent liabilities, as Honda does not expect to pay cash or settle these positions within the next twelve months.

Honda has open tax years primarily from 2005 to 2013 with various significant tax jurisdictions including Japan (fiscal years 2007-2013), the United States (fiscal years 2005-2013), Canada, the United Kingdom, Germany, France, Belgium, Thailand, India, Brazil and Australia.

Honda is subject to income tax examinations in many tax jurisdictions. Tax examinations can involve complex issues and the resolution of issues may span multiple years, particularly if subject to negotiation or litigation. Although Honda believes its estimates of the total unrecognized tax benefits are reasonable, uncertainties regarding the final determination of income tax audit settlements and any related litigation could affect the amount of total unrecognized tax benefits in future periods.

It is difficult to estimate the timing and range of possible change related to uncertain tax positions, as finalizing audits with the relevant income tax authorities may involve formal administrative and legal proceedings. Accordingly, it is not possible to reasonably estimate the expected changes to the total unrecognized tax benefits over the next twelve months, although any settlements or statute expirations may result in a significant increase or decrease in the total unrecognized tax benefits, including those positions related to tax examinations being currently conducted.